                                                                    EXHIBIT 99.1


PINNACLE AIRLINES REPORTS FIRST QUARTER EARNINGS OF $8.1 MILLION

MEMPHIS, TENN. April 29, 2004--Pinnacle Airlines Corp. (NASDAQ: PNCL) today reported first quarter operating revenue of $133.9 million, resulting in revenue growth over the comparable period in 2003 of 33%. The company produced operating income of $14.3 million, an operating margin of 10.7%, and net income of $8.1 million, or diluted earnings per share ("EPS") of $0.37.

The Company's available seat miles ("ASMs") increased by 60%, block hours increased by 51%, and cycles increased by 36%, during the three months ended March 31,2004, compared to the same period in 2003. The term "block hours" refers to the elapsed time between an aircraft leaving a gate and arriving at a gate, and the term "cycles" refers to an aircraft's departure and corresponding arrival. The increases were driven primarily by the growth in the Company's fleet of Canadair Regional Jets ("CRJs"), 11 of which were added during the three months ended March 31, 2004. By adding 29 aircraft since March 31, 2003, the Company has grown its fleet by 50% to include 87 CRJs at March 31, 2004.

In connection with its Initial Public Offering of stock in November 2003, Pinnacle and Northwest Airlines amended their operating agreement to grow the Company's fleet to 129 CRJs by the end of 2005, extend their agreement through 2017 and lower the target operating margin provided in the agreement from 14% to 10%. Under the 14% target margin in effect during 2003, the Company recorded passenger revenue of $98.6 million and operating income of $14.3 million, an operating margin of 14.3%, and net income of $8.0 million, or diluted EPS of $0.37. If the reduced target margin had been in effect during 2003, Pinnacle's growth during the first quarter of 2004 in passenger revenue and operating income would have been approximately 42% and 44%, respectively, compared to the same period in 2003.

Interest expense for the first quarter of 2004 decreased by $0.3 million compared to the same period in 2003 due primarily to decreased borrowings from Northwest.

The company generated $8.4 million of cash from operations during the quarter and had $36.6 million in cash and cash equivalents on March 31, 2004.

"Pinnacle Airlines is in a period of the fastest growth in its history," said Philip H. Trenary, President and CEO of Pinnacle Airlines. "Considering the recent performance of the Company, it is a tribute to the People of Pinnacle that they can run a great airline despite all of the growth and change."

Pinnacle's first quarter results will be discussed in more detail on April 29, 2004, at 2:30 p.m. CDT via teleconference. The live audio Webcast of the call will be available on Pinnacle's Web site at www.nwairlink.com. There will also be a replay of the call available beginning at approximately 5:30 p.m. CDT at the same Web address.

Non-GAAP Disclosures

This release, and certain tables accompanying this release, includes certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP") regarding passenger revenue and operating income for the first quarter of 2003 as if the target operating margin under the agreement with Northwest had been 10%. The Company believes that this information is useful to investors as it indicates more clearly the Company's comparative year-to-year operating results. Management may also use this information to better understand the Company's underlying operating results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. The Company has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

About Pinnacle

Pinnacle Airlines, Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines. The Company operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis. Pinnacle currently operates an all-jet fleet of 87 Canadair Regional Jets and offers scheduled passenger service with 508 daily departures to 83 cities in 30 states and one Canadian province. Pinnacle Airlines maintains its headquarters in Memphis, Tennessee, and employs more than 2,200 People.

Forward Looking Statement

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please visit our web-site at www.nwairlink.com.


                                 #   #   #

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                          THREE MONTHS ENDED MARCH 31,
                                                          ----------------------------
                                                              2004            2003
                                                           ---------        ---------
Operating revenues:
   Passenger                                               $ 133,387        $  98,605
   Other                                                         492            1,957
                                                           ---------        ---------
Total operating revenues                                     133,879          100,562

Operating expenses:
   Salaries, wages and benefits                               23,219           19,156
   Aircraft fuel and taxes                                    16,540           10,881
   Aircraft maintenance, materials and repairs                 5,646            2,966
   Aircraft rentals                                           43,620           29,539
   Other rentals and landing fees                              8,077            6,777
   Ground handling services                                   13,503            9,324
   Depreciation and amortization                                 721              712
   Other                                                       8,209            6,868
                                                           ---------        ---------
Total operating expenses                                     119,535           86,223
                                                           ---------        ---------

Operating income                                              14,344           14,339

Operating income as a percentage of operating revenue           10.7%            14.3%

Nonoperating income (expense)
   Interest expense                                           (1,235)          (1,571)
   Miscellaneous income, net                                      85              104
                                                           ---------        ---------
Total nonoperating expense                                    (1,150)          (1,467)
                                                           ---------        ---------

Income before income taxes                                    13,194           12,872
Income tax expense                                             5,140            4,848
                                                           ---------        ---------
Net income                                                 $   8,054        $   8,024
                                                           =========        =========

Basic earnings per share                                   $    0.37        $    0.37
                                                           =========        =========

Diluted earnings per share                                 $    0.37        $    0.37
                                                           =========        =========

Shares used in computing basic earnings per share             21,892           21,892
                                                           =========        =========

Shares used in computing diluted earnings per share           21,905           21,892
                                                           =========        =========

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                 MARCH 31,      DECEMBER 31,
                                                                                   2004            2003
                                                                                 ---------      ------------
                                                                                (UNAUDITED)
                                   ASSETS
Current assets:
   Cash and cash equivalents                                                     $  36,600       $  31,523
   Receivables, principally from Northwest, net                                     18,641          17,307
   Spare parts and supplies, net                                                     3,986           3,773
   Prepaid expenses and other assets                                                 7,363           6,810
   Deferred income taxes                                                             2,505           2,549
                                                                                 ---------       ---------
       Total current assets                                                         69,095          61,962

Property and equipment:
   Aircraft and rotable spares                                                      32,275          32,779
   Other property and equipment                                                     14,102          14,081
   Office furniture and fixtures                                                     1,258           1,258
                                                                                 ---------       ---------
                                                                                    47,635          48,118
   Less accumulated depreciation                                                   (14,105)        (13,832)
                                                                                 ---------       ---------

   Net property and equipment                                                       33,530          34,286

   Deposits with Northwest                                                          15,225          13,300

   Cost in excess of net assets acquired, net                                       18,422          18,422
                                                                                 ---------       ---------
   Total assets                                                                  $ 136,272       $ 127,970
                                                                                 =========       =========


          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
   Accounts payable                                                              $  14,576       $   9,798
   Accrued expenses                                                                 10,763          11,622
   Line of credit                                                                   10,000          10,000
   Income taxes payable                                                              4,459           5,596
   Current portion of deferred credits                                                 227             217
   Current portion of note payable to Northwest                                     12,000          12,000
                                                                                 ---------       ---------
       Total current liabilities                                                    52,025          49,233

Deferred credits                                                                       658             719
Deferred income taxes                                                                6,917           6,400
Note payable to Northwest                                                          117,000         120,000

Commitments and contingencies

Stockholders' equity (deficiency):
   Preferred stock, par value $0.01 per share; 1,000,000 shares authorized,
     no shares issued                                                                   --              --
   Series A preferred stock, stated value $100 per share; one share
     authorized, issued and outstanding                                                 --              --
   Series common stock, par value $0.01 per share; 5,000,000 shares
     authorized; no shares issued                                                       --              --
   Common stock, $0.01 par value:
     Authorized shares--40,000,000
     Issued and outstanding shares--21,892,060                                         219             219
   Additional paid-in capital                                                       84,973          84,973
   Retained earnings (deficit)                                                    (125,520)       (133,574)
                                                                                 ---------       ---------
       Total stockholders' equity (deficiency)                                     (40,328)        (48,382)
                                                                                 ---------       ---------
       Total liabilities and stockholders' equity (deficiency)                   $ 136,272       $ 127,970
                                                                                 =========       =========

                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)


                                                                 THREE MONTHS ENDED MARCH 31,
                                                                 ----------------------------
                                                                    2004            2003
                                                                  ---------       ---------
OPERATING ACTIVITIES
   Net income                                                     $   8,054       $   8,024
   Adjustments to reconcile net income to cash provided by
     operating activities:
       Depreciation and amortization                                    721             712
       Loss on disposal of equipment and rotable spares                  24             125
       Deferred income taxes                                            562             494
       Provision for spare parts and supplies obsolescence               35              24
       Reduction of deferred credits                                    (51)            (42)
       Changes in operating assets and liabilities:
         Receivables                                                 (1,335)         (5,870)
         Spare parts and supplies                                       117            (562)
         Prepaid expenses and other assets                           (2,478)          8,002
         Accounts payable and accrued expenses                        3,919          (4,825)
         Income taxes payable                                        (1,137)          3,894
                                                                  ---------       ---------
             Cash provided by operating activities                    8,431           9,976

INVESTING ACTIVITIES
   Purchases of property and equipment                                 (709)         (4,671)
   Proceeds from the sale of property and equipment                     355              --
                                                                  ---------       ---------
             Cash used in investing activities                         (354)         (4,671)

FINANCING ACTIVITIES
   Payments on long-term debt                                        (3,000)         (5,000)
   Repayments on line of credit with bank                                --          (4,245)
   Net borrowings under line of credit with Northwest                    --           9,800
                                                                  ---------       ---------
             Cash (used in) provided by financing activities         (3,000)            555
                                                                  ---------       ---------

Net increase in cash and cash equivalents                             5,077           5,860

Cash and cash equivalents at beginning of period                     31,523           4,580
                                                                  ---------       ---------
Cash and cash equivalents at end of period                        $  36,600       $  10,440
                                                                  =========       =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Interest paid                                                  $   2,297       $   1,583

   Income tax payments                                            $   5,716       $     460

OTHER NON-CASH TRANSACTIONS

   Note payable issued to Northwest as a dividend                 $      --       $ 200,000

   Settlement of accounts with Northwest as a dividend            $      --       $  15,500

                            PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)
                                 (IN THOUSANDS)



                                                                        THREE MONTHS ENDED MARCH 31,
                                                                     ----------------------------------
                                                                       2004        2003      % Increase
                                                                     --------    --------    ----------
PASSENGER REVENUE
Passenger revenue in accordance with GAAP                            $133,387    $ 98,605           35%
     Adjustment to reduce target operating margin to 10% from 14%          --      (4,382)
                                                                     --------    --------     --------
Adjusted passenger revenue with 10% target operating margin          $133,387    $ 94,223           42%
                                                                     ========    ========     ========

OPERATING INCOME
Operating income in accordance with GAAP                             $ 14,344    $ 14,339            0%
     Adjustment to reduce target operating margin to 10% from 14%          --      (4,382)
                                                                     --------    --------     --------
Adjusted operating income with 10% target operating margin           $ 14,344    $  9,957           44%
                                                                     ========    ========     ========

                         (PINNACLE AIRLINES CORP. LOGO)


                           OPERATING STATISTICS - 2001


                                                                      Three Months Ended
                                                  -----------------------------------------------------     Year Ended
                                                  March 31        June 30   September 30    December 31    December 31
                                                  --------        -------   ------------    -----------    -----------
Revenue passengers (in thousands)                      383            538            555            555          2,031

Revenue passenger miles (in thousands)             118,033        165,306        191,508        198,548        673,395

Available seat miles (in thousands)                225,528        269,582        317,849        340,661      1,153,620

Passenger load factor                                 52.3%          61.3%          60.3%          58.3%          58.4%

Block Hours
-----------
CRJs                                                 8,165         12,850         17,147         20,422         58,584
Turboprops                                          19,279         17,344         15,915         13,607         66,145

Cycles
------
CRJs                                                 6,237          9,222         11,999         13,780         41,238
Turboprops                                          14,259         12,431         11,160          9,720         47,570

Average daily utilization (block hours)
---------------------------------------
CRJs                                                  8.57           8.59           7.81           7.92           8.22
Turboprops                                            7.94           8.29           7.51           6.43           7.54

Average length of aircraft flight (miles)              278            297            315            325            318

Number of operating aircraft (end of period)
--------------------------------------------
CRJs                                                    12             19             25             30             30
Turboprops                                              24             24             24             24             24

Number of employees (at end of period)               1,801          2,068          2,124          1,738          1,738

                         (PINNACLE AIRLINES CORP. LOGO)

                           OPERATING STATISTICS - 2002


                                                                          Three Months Ended
                                                  -----------------------------------------------------     Year Ended
                                                  March 31        June 30   September 30    December 31    December 31
                                                  --------        -------   ------------    -----------    -----------
Revenue passengers (in thousands)                      564            732            799            843          2,938

Revenue passenger miles (in thousands)             207,278        269,809        303,219        310,875      1,091,181

Available seat miles (in thousands)                379,310        397,522        451,190        486,130      1,714,151

Passenger load factor                                 54.6%          67.9%          67.2%          63.9%          63.7%

Block Hours
-----------
CRJs                                                25,064         28,499         32,983         38,343        124,889
Turboprops                                          11,815          7,974          5,140          1,580         26,509

Cycles
------
CRJs                                                16,438         19,372         22,776         26,892         85,478
Turboprops                                           8,216          6,083          4,439          1,524         20,262

Average daily utilization (block hours)
---------------------------------------
CRJs                                                  8.11           8.62           8.68           8.45           8.47
Turboprops                                            6.08           5.94           4.93           2.31           4.81

Average length of aircraft flight (miles)              339            335            349            356            353

Number of operating aircraft (end of period)
--------------------------------------------
CRJs                                                    35             37             43             51             51
Turboprops                                              18             12              7             --             --

Number of employees (at end of period)               1,837          2,156          2,226          2,403          2,403

                         (PINNACLE AIRLINES CORP. LOGO)

                           OPERATING STATISTICS - 2003


                                                                    Three Months Ended
                                                 -----------------------------------------------------    Year Ended
                                                 March 31        June 30   September 30    December 31    December 31
                                                 --------        -------   ------------    -----------    -----------
Revenue passengers (in thousands)                     829          1,132          1,256          1,324          4,540

Revenue passenger miles (in thousands)            293,392        439,776        516,851        547,612      1,797,631

Available seat miles (in thousands)               512,553        635,503        732,112        797,832      2,678,000

Passenger load factor                                57.2%          69.2%          70.6%          68.6%          67.1%

Block Hours                                        42,888         49,903         56,146         61,709        210,646

Cycles                                             30,969         35,400         38,746         41,783        146,898

Average daily utilization (block hours)              8.36           8.70           9.07           9.19           8.83

Average length of aircraft flight (miles)             346            376            397            405            384

Fleet of operating aircraft (end of period)            58             65             70             76             76

Number of employees (at end of period)              2,329          2,423          2,438          2,253          2,253

                         (PINNACLE AIRLINES CORP. LOGO)


                           OPERATING STATISTICS - 2004


                                                                 Three Months Ended
                                               ------------------------------------------------------
                                               March 31       June 30    September 30     December 31
                                               --------       -------    ------------     -----------
Revenue passengers (in thousands)                 1,229            --              --              --

Revenue passenger miles (in thousands)          513,097            --              --              --

Available seat miles (in thousands)             818,689            --              --              --

Passenger load factor                              62.7%

Block Hours                                      64,769            --              --              --

Cycles                                           42,185            --              --              --

Average daily utilization (block hours)            8.44            --              --              --

Average length of aircraft flight (miles)           416            --              --              --

Fleet of operating aircraft (end of period)          87            --              --              --

Number of employees (at end of period)            2,228